Restructuring Activities	9 Months Ended
Dec. 31, 2019
Restructuring and Related Activities [Abstract]
Restructuring Activities
Restructuring Activities
The Company has undertaken various restructuring activities to achieve its strategic and financial objectives. Restructuring activities include, but are not limited to product offering cancellation and termination of related employees, office relocation, administrative cost structure realignment and consolidation of resources. The Company expects to finance restructuring programs through cash on hand and cash generated from operations. Restructuring costs are estimated based on information available at the time such charges are recorded. In general, management anticipates that restructuring activities will be completed within a time frame such that significant changes to the plan are not likely. Due to the inherent uncertainty involved in estimating restructuring expenses, actual amounts paid for such activities may differ from amounts initially estimated. The Company recorded restructuring expenses of $5.8 million, $4.6 million, and $1.7 million during the years ended March 31, 2017, 2018, and 2019, respectively.
Facility exit costs
Starting in October 2016, the Company began undertaking plans to optimize its U.S. offices, and as result, exited certain leased office spaces. Accordingly, the Company calculated and recorded a liability at the “cease-use” date related to those operating leases based on the difference between the present value of the estimated future sublease rental income and the present value of remaining lease obligations, adjusted for the effects of any prepaid or deferred items. The Company recorded facility exit charges of $2.0 million, $0.8 million, and zero to “Restructuring expenses” during the years ended March 31, 2017, 2018, and 2019, respectively. The related liability is recorded in “Accrued expenses, current” on the consolidated balance sheets.
Transformation activities
During the year ended March 31, 2018, the Company announced a restructuring program designed to better align employee resources with its’ product offering and future plans, resulting in a reduction in force. Accordingly, the Company calculated and recorded a liability of the estimated termination benefits of $3.8 million.
During the year ended March 31, 2019, the Company announced a restructuring program designed to better align employee resources with its product offerings and future plans. Accordingly, the Company calculated and recorded a liability of the estimated termination benefits of $1.7 million.
Restructuring reserves
Restructuring reserve balances of $2.0 million and $1.5 million as of March 31, 2018 and 2019, respectively, are classified as “Accrued expenses, current” on the consolidated balance sheets. The Company anticipates that the activities associated with the restructuring reserve balance as of March 31, 2019 will be substantially complete by the end of fiscal 2020.
The Company’s consolidated restructuring reserves and related activity are summarized below.

	Employee Termination Benefits	Lease Abandonment Costs	Total
Balance, March 31, 2017	$592	$601	$1,193
Expense	3,840	750	4,590
Utilization	(3,714)	(116)	(3,830)
Balance, March 31, 2018	718	1,235	1,953
Expense	1,715	—	1,715
Utilization	(1,557)	(623)	(2,180)
Balance, March 31, 2019	$876	$612	$1,488